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                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.72

                                  EFG-II WAIVER

         Reference is made to (1) an Indenture, dated as of June 14, 1999, between EFG-II, LP ("EFG-II"), as Issuer, and Bank One, National Association ("Bank One") as successor to The First National Bank of Chicago, as Indenture Trustee and Eligible Lender Trustee; (2) a Master Servicing Agreement, dated as of June 14, 1999, between EFG-II, as Issuer, Academic Management Services Corp. ("AMS") as successor to EFG Technologies, Inc. ("EFG Technologies"), as Master Servicer, and Bank One as successor to The First National Bank of Chicago, as Eligible Lender Trustee; (3) an Insurance Agreement, dated as of June 14, 1999 between MBIA Insurance Corporation ("MBIA"), as Insurer, EFG-II, as Issuer, AMS as successor to Educational Finance Group, Inc. ("EFG"), as Seller, AMS as successor to EFG Technologies, as Master Servicer, EFG-II SPC-I, Inc. (the "General Partner"), as General Partner of the Issuer, and Bank One as successor to The First National Bank of Chicago, as Indenture Trustee and as Eligible Lender Trustee; (4) a Purchase and Contribution Agreement, dated as of June 14, 1999, between Bank One as successor to The First National Bank of Chicago, as EFG Eligible Lender Trustee for the benefit of AMS as successor to EFG, Bank One as successor to The First National Bank of Chicago, as Eligible Lender Trustee for the benefit of EFG-II, AMS as successor to EFG, as Seller, and EFG-II, as Purchaser; and (5) the other transaction documents related thereto (collectively, items (1) through (5), as the same may be amended or modified from time to time, the "EFG-II Transaction Documents"). AMS, EFG-II and the General Partner are referred to collectively as the "AMS Parties". Defined terms used herein, and not defined herein, shall have the meanings ascribed to such terms in the EFG-II Transaction Documents.

         Each of Bank One and MBIA hereby agree, for a period of 90 days from the date hereof, to waive all defaults, amortization events and events of default based solely on defaults arising prior to the date hereof and resulting from inaccurate or untimely reporting or any other reporting deficiency by any AMS Party under any of the EFG-II Transaction Documents; provided, however, that such inaccurate or untimely reporting or other reporting deficiency shall not have a material adverse effect on MBIA, Bank One, as Indenture Trustee, or the trust created under the EFG-II Indenture; provided, further, that Bank One's waiver hereunder shall be subject to the right of any other party (other than MBIA) to direct Bank One to exercise any right or remedy in accordance with the EFG-II Transaction Documents.

         No waiver by Bank One and MBIA provided herein shall remain in effect after the expiration hereof as provided herein. Upon the expiration of this Waiver, (i) Bank One and MBIA shall retain all of the rights and remedies relating to the defaults and events of default (including, without limitation, the right to pursue their rights and remedies under the EFG-II Transaction Documents and applicable law) and (ii) all defaults and events of default shall be reinstated and shall be in full force and effect, unless otherwise cured. It is expressly agreed by Bank One and MBIA that the AMS Parties and all parties related thereto shall have the ability to cure any and all defaults, events of default, amortization events and servicer defaults in existence as of the date hereof, regardless of whether the applicable cure period has expired.

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         Notwithstanding anything to the contrary herein, neither MBIA nor Bank
One waives, nor does either agree that it will waive or forbear from in the future, any future default or future event of default.

         This Waiver may not be altered, amended, or rescinded, nor may any of its provisions be waived, except by an instrument in writing signed by all parties hereto or, in the case of an asserted waiver, by the party against whom the waiver is sought to be enforced.


                            [signature page follows]





                                        2

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        THIS WAIVER has been duly executed by the undersigned as of the 24th day of July, 2003.


                                       MBIA INSURANCE CORPORATION

                                       By: /s/ LISA A. WILSON
                                          -------------------------------------
                                          Name:  Lisa A. Wilson
                                          Title: Assistant Secretary

                                       BANK ONE, NATIONAL ASSOCIATION,
                                         as successor to The First National
                                         Bank of Chicago, not in its individual
                                         capacity but solely as Indenture
                                         Trustee, Eligible Lender Trustee and
                                         EFG Eligible Lender Trustee

                                       By: /s/ SANDRA WHOLER
                                          -------------------------------------
                                          Name:  Sandra Wholer
                                          Title: Vice President



                                       EFG-II, LP

                                       By: EFG-II SPC-I, Inc.,
                                           its General Partner


                                       By: /s/ JOHN M. GOMES
                                          -------------------------------------
                                          Name:  John M. Gomes
                                          Title: President



                                       ACADEMIC MANAGEMENT SERVICES CORP.


                                       By: /s/  GREGORY T. MUTZ
                                          -------------------------------------
                                          Name:  Gregory T. Mutz
                                          Title: Chairman of the Board